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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 14TH, 2006


                               SYNTEC BIOFUEL INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Washington                 333-47514              91-2031335
-------------------------------  -----------------  -------------------------
  (State or other jurisdiction    (Commission File         (IRS Employer
      of incorporation or              Number)           Identification No.)
         organization)


    Suite 206, 388 Drake Street                         V6B 6A8
 Vancouver, British Columbia, Canada
-------------------------------------     -----------------------------------
      (Address of principal                           (Zip Code)
       executive offices)


     Registrant's telephone number                  (604) 681-1064
        (including area code)
                                   ---------


 ------------------------------------    ------------------------------------
   (Former name or former address if                  (Zip Code)
      changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

               Syntec Biofuel Inc. ("the Company" previously operating as Netco Investments Inc.) has terminated the Asset Purchase & Assignment Agreement (the "Agreement" ) entered into between Netco Investments Inc. and Syntec Biofuel Inc. ("Syntec Canada") dated April 7th, and subsequently amended on May 30th, 2006, June 21st 2006 and July 11th 2006 as the Company has been unable to raise funding to acquire the Assets of the Syntec Canada. The Company will assign back to Syntec Canada all the assets including the I.P. and all the liabilities assumed but unpaid subject to Syntec Canada reimbursing the Company for loans provided to Synetc Canada and secured by Promissory Notes. The Company will no longer issue 15,700,000 shares to Syntec Canada. The Company proposes to take legal action to recover loans made to Syntec Canada.

ITEM 1.03      BANKRUPTCY OR RECEIVERSHIP.

               No events to report.

SECTION 2      FINANCIAL INFORMATION

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               See 1.02 above. The Company is canceling the obligation to issue15,700,000 shares to Syntec Canada.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               No events to report.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No events to report.

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

               No events to report.

ITEM 2.06      MATERIAL IMPAIRMENTS.

               No events to report.

SECTION 3      SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No events to report.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

               No events to report.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

               No events to report.

SECTION 4      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No events to report.

SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

               No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               The Washington Secretary of State has approved the Company name change from NetCo Investments Inc. to Syntec Biofuel Inc. on July 25, 2006.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

               No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No events to report.

ITEM 5.06      CHANGE IN SHELL COMPANY STATUS.

               No events to report.

SECTION 6      ASSET-BACKED SECURITIES

ITEM 6.01      ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

               No events to report.

ITEM 6.02      CHANGE OF SERVICER OR TRUSTEE.

               No events to report.

ITEM 6.03      CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

               No events to report.

ITEM 6.04      FAILURE TO MAKE A REQUIRED DISTRIBUTION.

               No events to report.

ITEM 6.05      SECURITIES ACT UPDATING DISCLOSURE.

               No events to report.

SECTION 7      REGULATION FD

ITEM 7.01      REGULATION FD DISCLOSURE.

               No events to report.

SECTION 8      OTHER EVENTS

ITEM 8.01      OTHER EVENTS.

               News release was disseminated today confirming the cancellation of the Agreement.

               Netco proposes to take legal action to recover loans made to Syntec Canada.

SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS

               No events to report.

ITEM 9.02      EXHIBITS

               EX - 99.1 News release dated September 14, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SYNTEC BIOFUEL INC.


/s/ Michael Jackson
-------------------------------------
Michael Jackson, President

September 14th 2006
-------------------------------------
Date